Exhibit 99.3

                                 Loan Agreement

                       Made this first day of March, 2005


Amount:  $250,000.00 CDN                                      Due:  On Demand
                                                              As Provided Herein

         FOR VALUE RECEIVED, the undersigned Yukon Gold Corporation, Inc., a Delaware corporation (Yukon) promises to pay Medallion Capital Corp., an Ontario corporation (Medallion) or to his order, the principal sum of $250,000 (the "Principal Amount"), in lawful money of Canada plus interest at the rate of 9% per annum calculated monthly not in advance and with interest payable on the 1st day of each and every month on the Principal Amount outstanding from time to time as well before and after maturity and both before and after default and after judgment with interest on overdue interest at the rate calculated as aforesaid until payment is made of the full Principal Amount plus accrued interest. The Principal Amount represents amounts previously advanced by Medallion on behalf of Yukon, including $100,000 advance on June 25, 2004, $80,000 advanced on August 27, 2005, $50,000 on December 10, 2004 and $20,000
advanced on February 25, 2005 (the "Four Amounts"). This Loan Agreement replaces all claims for such Four Amounts by Medallion. Payment of the Principle Amount shall constitute payment in full of the Four Amounts.

         Yukon hereby pledges as collateral securing the amounts outstanding hereunder the Marg Property and all rights and interest of Yukon in and to the Marg Property Purchase Agreement dated November 25, 2004 between Medallion and ATNA Resources LTD. (the "Marg Property Purchase Agreement") (the foregoing Marg Property Purchase Agreement, property and rights being referred to herein as the "Collateral"). Such Collateral was assigned by Medallion to Yukon by an Assignment Agreement of similar date hereto, a copy of which is attached hereto as Schedule A. This Loan Agreement also shall constitute a security agreement embodying the pledge of the Collateral by Yukon to Medallion to secure payment hereunder.

         As long as any portion of the Principal Amount or accrued interest is outstanding hereunder Yukon undertakes to provide Medallion with proof of payment of all payments of cash and stock due, after the date hereof, under the Marg Property Purchase Agreement which forms part of Schedule A hereto, on or before the due date of such payments.

         Medallion shall not demand payment of the Principal Amount hereunder prior to ninety (90) days after the date of this Loan Agreement. After such initial 90-day period Medallion may demand payment of the Principal Amount due hereunder by giving Yukon written notice of the demand for payment of the Principal Amount (the "Demand Notice").

EVENTS OF DEFAULT

         (1) In the event that Medallion fails to receive from Yukon proof of the payments by Yukon due under the Marg Property Purchase Agreement when such payment is due under the Marg Property Purchase Agreement and Yukon has not provided a waiver or amendment to the Marg Property Purchase Agreement allowing such non payment, Medallion at its option shall be entitled to make the said payment(s) on behalf of Yukon and all amounts advanced by Medallion shall be added to the Principal Amount secured hereunder and bear interest at the rate specified in this Loan Agreement. If Yukon fails to reimburse Medallion for the said payment(s) plus interest within 30 days, Medallion shall be entitled to demand payment of the Principal Amount by delivering the Demand Notice.

         (2) In event of default of any monthly payment of interest hereunder, Medallion shall notify Yukon in writing of such default (the "Default Notice"). Yukon shall have up to thirty (30) days to cure such default. In the event the default is not cured prior to the end of such 30-day cure period, together with any payments of interest that become payable during the 30-day cure period, Medallion shall be entitled to give notice of demand for payment of the Principal Amount plus any accrued interest.

         (3) In event there is a default, Medallion shall provide Demand Notice, Yukon shall have 120 days to cure such default. In the event the default is not cured prior to the end of the 120 day cure period, Medallion at its option shall be entitled to take back the Collateral following the procedure described in "Sale Process" below.

         All or part of the Principal Amount due hereunder may be prepaid by Yukon from time to time without notice, bonus, or penalty. Yukon agrees to pay all of the Principal Amount due hereunder out of the working capital portion of any future equity or debt financing completed by Yukon. If the Principal Amount due hereunder is not paid in full within 180 days of the date hereof, Yukon agrees to issue to Medallion 10,000 common shares of restricted common stock for each 30 day period following the expiry of such 180 days that the Principal Amount or any portion thereof remains unpaid.

         Payment of both principal and interest shall be made to Medallion at Suite 408, 347 Bay St. Toronto ON, M5H 4R7 or at such other place as Medallion may designate in writing to Yukon.

         This Loan Agreement supersedes the promissory note issued to Stafford Kelley on June 25th 2004 in the amount of $100,000. This promissory note has been assigned to Medallion and is hereby cancelled, provided that Stafford Kelley shall still be entitled to the $5,000 fee Yukon agreed to pay Stafford Kelley for such $100,000 loan.

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

SALE PROCESS

         Yukon may offer the Marg Property for sale during any notice or cure period (the Allotted Time) as set out herein and may dispose of the Marg Property at any price provided that the cash portion of the sale is sufficient to satisfy the Principal Amount plus accrued interest on closing of the sale. If the Marg Property does not sell or Yukon has not cured the default during the Allotted Time, Medallion shall be entitled to the return of the Collateral. Provided Yukon may and Medallion will continue to offer the Marg Property for sale for a further period of 120 days. Medallion shall be at liberty to accept any offer during this 120 period that equals the minimum of (a) the transaction costs of the sale plus (b) the outstanding Principal Amount plus accrued interest to date of closing. Any surplus in excess of the amounts set out in (a) and (b) will be paid to Yukon. If the Marg Property does not sell during the 120 day period Medallion shall provide Yukon with a full release and discharge of the Loan Agreement and be entitled to do as it wishes with the Marg Property.

         Should the proceeds of any offer received for the Collateral during the 120 day period include a combination of cash and stock of a third party company, the cash portion, if sufficient, shall be applied first to (a) and then to (b) above, except that Medallion will have the option of accepting such stock in lieu of cash to satisfy the Principal Amount plus accrued interest in whole or in part. In the event Medallion agrees to accept stock in the third party company, such stock will be valued at the same price as used in the sale transaction irrespective of the current market value. If no value was ascribed to the stock in the sale transaction the value will be the closing price on the day preceding the closing of the transaction.

         At any point during the Sale Process, Yukon shall have the right to stop the Sale Process by paying the outstanding Principal Amount and all interest due hereunder.

Nothing in the forgoing Sale Process shall prevent

         1)  Yukon from agreeing to sell the property to Medallion

         2) Yukon and Medallion agreeing at any time to retain the services of a third party to sell the property

         3) Medallion from, at any time, and at Medallion's option, receiving stock of Yukon to satisfy all or a portion of the obligations hereunder. In the event Medallion elects to take stock of Yukon, the price per share received will be at the maximum discount allowable by applicable regulation but in no event will the discount exceed 25% of the weighted average market price for the preceding 10 trading days.

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

         Yukon and Medallion hereby agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Loan Agreement. Yukon and Medallion hereto do hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

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

NOTICES

         Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered or if mailed by registered air mail or by telegram or fax, addressed as follows:

              In the case of Yukon

              Yukon Gold Corporation, Inc
              408 - 347 Bay Street
              Toronto, ON M5H 2R7
              Fax:     (416) 865-1250

              Attention: Warren Holmes


              In the case of Medallion

              Medallion Capital Corp.
              408 - 347 Bay Street
              Toronto, ON M5H 2R7
              Fax:     (416) 865-1250

              Attention: Stafford Kelley

              Stafford Kelley
              146 Trelawn Avenue
              Oakville, ON  L6J 4R2
              Fax:     (905) 845-7899

         and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the tenth business day following the date of mailing, or, if telegraphed or faxed, on the next succeeding day following the telegraphing or faxing thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail shall be deemed to have been given only as of the date of actual delivery of the same. Any party may from time to time by notice in writing change its address for the purpose of this paragraph.

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

This Loan Agreement shall be binding upon the successors, heirs and legal representatives of Yukon and Medallion, as applicable and binding upon and enure to the benefit of the successors and assigns of Yukon and Medallion. This Loan Agreement may not be assigned by Yukon without the prior written consent of Medallion.

Signed by the authorized signing officers of the parties hereto as of the date first written above


                           YUKON GOLD CORPORATION, INC.


                           By:  /s/Warren Holmes
                                ----------------
                                Warren Holmes, Chairman and CEO


                           MEDALLION CAPITAL CORP.


                           By:  /s/ Stafford Kelley
                                -------------------
                                Stafford Kelley, President

                           STAFFORD K. KELLEY


                           By:  /s/ Stafford Kelley
                                -------------------
                                Stafford Kelley, Individually



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